Consolidated Statements of Comprehensive Earnings (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net (loss) gain arising during period, tax	$ (19,724)	$ (21,911)	$ 3,555
Prior service credit arising during period, tax	0	4,112	682
Amortization of prior service credit, tax	(1,103)	(477)	(458)
Amortization of actuarial loss, tax	4,799	2,468	3,955
Amount recognized in net periodic pension cost due to settlement, tax	308	148	1,366
Amortization of terminated value of forward starting interest rate swap agreements into interest expense, tax	$ 409	$ 381	$ 355